UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): May 17, 2005

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
   -----------------------------   --------------   --------------------
   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6402 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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         (Former name or former address, if changed since last report)





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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 17, 2005 pursuant to a Written Consent of Stockholders in Lieu of a Meeting, certain stockholders, holding a majority of the Registrant's outstanding Common Stock, consented to the election of Andy Ryal as a new Director of the Registrant. Mr. Ryal was appointed to the Registrant's Audit Committee and was appointed as the Audit Committee's Financial Expert pursuant to a Consent in Lieu of a Special Meeting of the Directors of the Registrant.

     The Registrant has not been a party to any transactions with Mr. Ryal and there are currently no proposed transactions between the Registrant and Mr. Ryal that meet the criteria described under Item 404 (a) of Regulation S-B.


Item 9.01 Financial Statements and Exhibits.


     (c) Exhibits: None





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Fortune Diversified Industries, Inc.

                                         By: /s/ Amy Gallo
                                             --------------------------------
                                             Amy Gallo
                                             Chief Financial Officer

Date:    May 23, 2005